                                                                     Exhibit 3.4


                                    FORM OF

                          FIRST AMENDED AND RESTATED

                                    BYLAWS

                                      OF

                              CHEAP TICKETS, INC.

                            a Delaware corporation

                               TABLE OF CONTENTS

ARTICLE I  OFFICES..........................................................    1

 Section 1.1  Registered Office.............................................    1

 Section 1.2  Other Offices.................................................    1

ARTICLE II  STOCKHOLDERS' MEETINGS..........................................    1

 Section 2.1  Place of Meetings.............................................    1

 Section 2.2  Annual Meetings...............................................    1

 Section 2.3  Special Meetings..............................................    2

 Section 2.4  Notice of Meetings............................................    2

 Section 2.5  Quorum and Voting.............................................    3

 Section 2.6  Voting Rights.................................................    3

 Section 2.7  Auditor.......................................................    4

 Section 2.8  List of Stockholders..........................................    5

 Section 2.9  Stockholder Proposals at Annual Meetings......................    5

 Section 2.10 Nominations of Persons for Election to the Board of Directors.    6

 Section 2.11 Action Without Meeting........................................    7

ARTICLE III  DIRECTORS......................................................    7

 Section 3.1  Number and Term of Office.....................................    7

 Section 3.2  Powers........................................................    7

 Section 3.3  Vacancies.....................................................    7

 Section 3.4  Resignations and Removals.....................................    8

 Section 3.5  Meetings......................................................    8

 Section 3.6  Quorum and Voting.............................................    9

 Section 3.7  Action Without Meeting........................................    9

 Section 3.8  Fees and Compensation.........................................    9

 Section 3.9  Committees....................................................    9

ARTICLE IV  OFFICERS........................................................   11

 Section 4.1  Officers Designated...........................................   11

 Section 4.2  Tenure and Duties of Officers.................................   11

ARTICLE V  EXECUTION OF CORPORATE INSTRUMENTS, AND VOTING OF
 SECURITIES OWNED BY THE CORPORATION........................................   13

 Section 5.1  Execution of Corporate Instruments............................   13

 Section 5.2  Voting of Securities Owned by Corporation.....................   14

ARTICLE VI  SHARES OF STOCK.................................................   14

 Section 6.1  Form and Execution of Certificates............................   14

 Section 6.2  Lost Certificates.............................................   15

 Section 6.3  Transfers.....................................................   15

 Section 6.4  Transfer Agent................................................   15

 Section 6.5  Fixing Record Dates...........................................   15

 Section 6.6  Registered Stockholders.......................................   16

ARTICLE VII  OTHER SECURITIES OF THE CORPORATION............................   16

ARTICLE VIII  CORPORATE SEAL................................................   17

ARTICLE IX  INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES
 AND AGENTS.................................................................   17

 Section 9.1  Right to Indemnification......................................   17

 Section 9.2  Authority to Advance Expenses.................................   18

 Section 9.3  Right of Claimant to Bring Suit...............................   19

 Section 9.4  Provisions Nonexclusive.......................................   19

 Section 9.5  Authority to Insure...........................................   19

 Section 9.6  Survival of Rights............................................   19

 Section 9.7  Settlement of Claims..........................................   19

 Section 9.8  Effect of Amendment...........................................   20

 Section 9.9  Subrogation...................................................   20

 Section 9.10 No Duplication of Payments....................................   20

ARTICLE X  NOTICES..........................................................   20

ARTICLE XI  FISCAL YEAR.....................................................   21

ARTICLE XII  AMENDMENTS.....................................................   21

                                    FORM OF

                       FIRST AMENDED AND RESTATED BYLAWS

                                      OF

                              CHEAP TICKETS, INC.


                                   ARTICLE I


                                    Offices

Section 1.1  Registered Office.

     The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

Section 1.2  Other Offices.

     The corporation may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                  ARTICLE II

                            Stockholders' Meetings

Section 2.1  Place of Meetings.

     Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 1.2 of
Article I hereof.

Section 2.2  Annual Meetings.

     The annual meetings of the stockholders of the corporation, commencing with the year 1999, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time within one hundred fifty (150) days following the close of each fiscal year as may be designated from time to time by the Board of Directors, or, if not so designated, then, unless the Chairman of the Board or the President designates some other date, the annual meeting for that year shall be held on the fourth
(4th) Thursday in the fifth month following the close of the fiscal year.

Section 2.3  Special Meetings.

     Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by the Chairman of the Board or the President or any two directors at any time. Upon written request of any stockholder or stockholders holding in the aggregate one-fourth (25%) of the voting power of all stockholders delivered in person or sent by registered mail to the Chairman of the Board, President or Secretary of the Corporation. Upon receipt of such call or written request, the Secretary shall call a special meeting of stockholders to be held at the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof at such time as the Secretary may fix.

Section 2.4  Notice of Meetings.

     (a) Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders, specifying the place, date and hour, purpose or purposes and authority for the call of the meeting, shall be given not less than three (3) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote thereat.

     (b) If at any meeting action is proposed to be taken which, if taken, would entitle stockholders fulfilling the requirements of Section 262(d) of the Delaware General Corporation Law to an appraisal of the fair value of their shares, the notice of such meeting shall contain a statement of that purpose and to that effect and shall be accompanied by a copy of that statutory section.

     (c) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. Such adjournment may be to such time and to such place as shall be determined by a majority vote of the stockholders present.

     (d) Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and to the extent permitted by law, will be waived by any stockholder by his attendance thereat, in person or by proxy. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

     (e) Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

Section 2.5  Quorum and Voting.

     (a) At all meetings of stockholders, except where otherwise provided by law, the Certificate of Incorporation, or these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business and the concurring vote of the holders of a majority of the shares of such stock constituting a quorum shall be valid and binding upon the corporation. Shares, the voting of which at said meeting have been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at said meeting. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. At such adjourned meeting at which a quorum is present or represented any business may be transacted which might have been transacted at the original meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     (b) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, when two-thirds (2/3) of the stockholders entitled to vote at any meeting sign, by themselves or their proxies or other authorized representatives, a written consent or approval on the record of such meeting, however called or notified, the doings of such meeting shall be valid.

     (c) Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

Section 2.6  Voting Rights.

     (a) Except as otherwise provided by law, only persons in whose names shares entitled to vote stand on the stock records of the corporation on the record date for determining the stockholders entitled to vote at said meeting shall be entitled to vote at such meeting. A personal representative, guardian or trustee may vote the stock of the corporation held by him, in person or by proxy, at any meeting of the corporation, whether or not such stock shall have been transferred to his name on the books of the corporation. In case the stock shall not have been so transferred to his name on the books of the corporation, he shall satisfy the Secretary that he is the executor, administrator, guardian or trustee holding such stock in such capacity, and to this end, the Secretary may require him to file with the corporation a certified copy of his letters as such executor, administrator or guardian of his appointment or authority as trustee before he is permitted to vote in the manner described heretofore. Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons is present in person or represented by proxy, such person shall have the right to vote such shares and such shares shall be deemed to be represented for the purpose of determining a quorum.

     (b) Every person entitled to vote or execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent, which proxy shall be filed with the Secretary of the corporation at or before the meeting at which it is to be used. Said proxy so appointed need not be a stockholder. No proxy shall be voted on after eleven (11) months from its date unless the proxy provides for a longer period.

     (c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (b) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

          (1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

          (2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

     (d) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (c) of this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 2.7  Auditor.

     (a) The stockholders may at any annual meeting, or at any special meeting called for that purpose, appoint some person, firm or corporation engaged in the business of auditing to act as the auditor of the corporation.

     (b) No director or officer shall be eligible to serve as auditor of the corporation.

     (c) The auditor shall, at least once in each fiscal year and more often if required by the stockholders, examine the books and papers of the corporation and compare the statements of the Chief Financial Officer with the books and vouchers of the corporation, and otherwise make a complete audit of the books of the corporation, and thereafter make appropriate reports to stockholders.

Section 2.8  List of Stockholders.

     The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held and which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 2.9  Stockholder Proposals at Annual Meetings.

     At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors or otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than thirty (30) days nor more than sixty (60) days prior to the meeting; provided, however, that in the event that less than forty (40) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

     Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2.9, provided, however, that nothing in this Section 2.9 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedure.

     The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.9, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Section 2.10  Nominations of Persons for Election to the Board of Directors.

     In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than thirty (30) days nor more than sixty (60) days prior to the meeting; provided, however, that in the event that less than forty (40) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the corporation which are beneficially owned by the stockholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein. These provisions shall not apply to nomination of any persons entitled to be separately elected by holders of preferred stock.

     The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Section 2.11  Action Without Meeting.

     Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by two-thirds (2/3) the holders of outstanding stock who would have been entitled to vote upon the action if such meeting were held. To be effective, a written consent must be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section to the corporation, written consents signed by a sufficient number of holders to take action are delivered to the corporation in accordance with this Section.

                                  ARTICLE III


                                   Directors

Section 3.1  Number and Term of Office.

     The number of directors which shall constitute the whole of the Board of Directors shall be fixed from time to time by the Board of Directors. With the exception of the first Board of Directors, which shall be elected by the incorporators, and except as provided in the Certificate of Incorporation in
Section 3.3 of this Article III, the directors shall be elected by a plurality vote of the shares represented in person or by proxy, at the stockholders annual meeting in each year and entitled to vote on the election of directors. Except as provided in the Certificate of Incorporation, elected directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified. Directors need not be stockholders. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 3.2  Powers.

     The powers of the corporation shall be exercised, its business conducted and its property controlled by or under the direction of the Board of Directors.

Section 3.3  Vacancies.

     Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so elected shall hold office for the unexpired portion of the term of the director whose place shall be vacant, and until his successor shall have been duly elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Section in the case of the death, removal or resignation of any director, or if the stockholders fail at any meeting of stockholders at which directors are to be elected (including any meeting referred to in Section 3.4 below) to elect the number of directors then constituting the whole Board.

Section 3.4  Resignations and Removals.

     (a) Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

     (b) Unless otherwise restricted by statue, by the Corporation's Certificate of Incorporation, as amended or restated, or by these Bylaws, the stockholders may at any special meeting the notice of which shall state that it is called for that purpose, remove, with or without cause, any director and fill the vacancy.

Section 3.5  Meetings.

     (a) The annual meeting of the Board of Directors shall be held immediately after the annual stockholders' meeting and at the place where such meeting is held or at the place announced by the Chairman at such meeting. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

     (b) Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in such places and at such times as the Board of Directors may from time to time by vote determine and when any such meeting or meetings shall be so determined, no further notice thereof shall be required.

     (c) Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President, Chief Operating Officer, any Vice-President or by any two directors. Notice of a special meeting shall be given 24 hours prior to the holding of such special meeting.

     (d) Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat.

Section 3.6 Quorum and Voting.

     (a) A quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with Section 3.1 of Article III of these Bylaws, but not less than one; provided, however, at any meeting whether a quorum be present or otherwise, the presiding officer or a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors or when a quorum shall be present, without notice other than by announcement at the meeting.

     (b) At each meeting of the Board at which a quorum is present all questions and business shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation, or these Bylaws.

     (c) Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

     (d) The transactions of any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if all of the directors shall be present or shall waive notice of such meeting by a writing filed with the records of the Board of Directors, or after any such meeting shall express consent to the holding of the meeting and all actions taken thereat by a writing on or filed with the records of the Board of Directors. Non-receipt of any notice shall not invalidate any business done at any meeting at which a quorum is present. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 3.7  Action Without Meeting.

     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or of such committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 3.8  Fees and Compensation.

     Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

Section 3.9  Committees.

     (a) Committees: The Board of Directors may, by resolution passed by a majority of the whole Board, from time to time appoint such committees as may be permitted by law. Such committees appointed by the Board of Directors shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committee, but in no event shall any such committee have the powers to declare and pay dividends, fill vacancies in the Board of Directors or exercise those powers reserved to the Board of Directors by statute or otherwise. The Board of Directors may also appoint a general manager for the corporation and define his duties.

     (b) Term: Except as provided for in the Certificate of Incorporation, the members of all committees of the Board of Directors shall serve a term coexistent with that of the Board of

Directors which shall have appointed such committee. The Board, subject to the provisions of subsections (a) of this Section 3.9, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee; provided, that no committee shall consist of less than one member. The membership of a committee member shall terminate on the date of his death or voluntary resignation, but the Board may at any time for any reason remove any individual committee member and the Board may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     (c) Meetings: Unless the Board of Directors shall otherwise provide, regular meetings of any committee appointed pursuant to this Section 3.9 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter; special meetings of any committee may be held at the principal office of the corporation required to be maintained pursuant to Section 1.2 of
Article I hereof; or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time after the meeting and will be waived by any director by attendance thereat. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

                                  ARTICLE IV


                                   Officers

Section 4.1  Officers Designated.

     The officers of the corporation may be a Chief Executive Officer, President, Chief Operating Officer, one or more Vice-Presidents, a Secretary, and a Chief Financial Officer. The Board of Directors or the President may also appoint a Chairman of the Board, assistant secretaries, assistant treasurers, and such other officers and agents with such powers and duties as it or he shall deem necessary. The Chairman of the Board shall not be deemed an officer of the corporation unless expressly and specifically designated by the Board of Directors. The Chairman of the Board shall perform such duties and have such powers as expressly designated by the Board of Directors. The order of the seniority of the Vice- Presidents shall be in the order of their nomination, unless otherwise determined by the Board of Directors. The Board of Directors may assign such additional titles to one or more of the officers as they shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 4.2  Tenure and Duties of Officers.

     (a) General: All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

     (b) Duties of the Chief Executive Officer: The chief executive officer of the corporation and, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chief Executive Officer shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

     (c) Duties of President: The President shall be the chief executive officer of the corporation in the absence of the Chief Executive Officer and shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors and Chief Executive Officer has been appointed and is present. The President shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

     (d) Duties of Chief Operating Officer: The Chief Operating Officer shall assume and perform the duties of the President in the absence or disability of the President or whenever the office of the President is vacant. The Chief Operating Officer shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

     (e) Duties of Vice-Presidents: The Vice-Presidents, in the order of their seniority, may assume and perform the duties of the Chief Operating Officer in the absence or disability of the Chief Operating Officer or whenever the office of the Chief Operating Officer is vacant. The Vice-President shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

     (f) Duties of Secretary: The Secretary shall attend all meetings of the stockholders and of the Board of Directors and any committee thereof, and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice, in conformity with these Bylaws, of all meetings of the stockholders, and of all meetings of the Board of Directors and any Committee thereof requiring notice. The Secretary shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

     (g) Duties of Chief Financial Officer: The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct any Assistant Treasurer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Assistant Treasurer shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

                                   ARTICLE V


                    Execution of Corporate Instruments, and
                 Voting of Securities Owned by the Corporation

Section 5.1  Execution of Corporate Instruments.

     (a) The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation.

     (b) Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the corporation, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board (if there be such an officer appointed) or by the President; such documents may also be executed by any Vice-President or the Chief Financial Officer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

     (c) All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation, or in special accounts of the corporation, shall be signed by such person or persons as the Board of Directors shall authorize so to do.

     (d) The Board of Directors may provide for the execution of checks or dividend warrants by the printed, lithographed or engraved facsimile signature or signatures of the person or persons authorized to sign checks or dividend warrants.

Section 5.2  Voting of Securities Owned by Corporation.

     All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), or by the President, or by any Vice-President.

                                  ARTICLE VI


                                Shares of Stock

Section 6.1  Form and Execution of Certificates.

     Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman of the Board (if there be such an officer appointed), or by the President, Chief Operating Officer or any Vice-President and by the Chief Financial Officer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 6.2  Lost Certificates.

     The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to indemnify the corporation in such manner as it shall require and/or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

Section 6.3  Transfers.

     Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a certificate or certificates for a like number of shares, properly endorsed. The right of any stockholder to transfer any share of stock shall be subject to those provisions of the Certificate of Incorporation governing transfers.

Section 6.4  Transfer Agent.

     Notwithstanding any of the provisions of these Bylaws, the Board of Directors may appoint a transfer agent and a registrar of transfers and may require all certificates of shares to bear the signature of such transfer agent and of such registrar of transfers.

Section 6.5  Fixing Record Dates.

     (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the date on which the meeting is held. A determination of stockholders of record entitled notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     (b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

     (c) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than thirty (30) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     (d) By resolution, the Board of Directors may at any time close the books for the transfer of stock for a period not exceeding thirty (30) days.

Section 6.6  Registered Stockholders.

     The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VII


                      Other Securities of the Corporation

     All bonds, debentures and other corporate securities of the corporation, other than stock certificates, may be signed by the Chairman of the Board (if there be such an officer appointed), or the President or any Vice-President or such other person as may be authorized by the Board of Directors and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signature of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Chief Financial Officer or an Assistant Treasurer of the corporation, or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who ceases to be an officer shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.


                                 ARTICLE VIII


                                Corporate Seal

     The corporate seal shall consist of a die bearing the name of the corporation and the state and date of its incorporation. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE IX


         Indemnification of Officers, Directors, Employees and Agents

Section 9.1  Right to Indemnification.

     To the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto), the corporation shall indemnify and hold harmless each director or officer who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director or officer, or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any director as a result of the actual or deemed receipt of any payments under this Article) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter "Expenses"); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 9.3 of this Article, the corporation shall indemnify any director or officer seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right.

     The Corporation shall have the authority by contract or by resolution of the Board of Directors to indemnify and hold harmless to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto), each agent or employee who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed Proceeding, by reason of the fact that he, or a person of whom he is the legal representative, is or was an agent or employee of the corporation or is or was serving at the request of the corporation as an agent or employee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as an agent or employee, or in any other capacity while serving as an agent or employee, may be indemnified and held harmless by the corporation against all Expenses; provided, however, that except as to actions to enforce indemnification rights pursuant to Section 9.3 of this Article, the corporation shall indemnify any agent or employee seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right.

Section 9.2  Authority to Advance Expenses.

     Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the Delaware General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise. Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

Section 9.3  Right of Claimant to Bring Suit.

     If a claim under Section 9.1 or 9.2 of this Article is not paid in full by the corporation within 90 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys' fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

Section 9.4  Provisions Nonexclusive.

     The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Certificate, agreement, or vote of the stockholders or disinterested directors is inconsistent with these Bylaws, the provision, agreement, or vote shall take precedence.

Section 9.5  Authority to Insure.

     The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article.

Section 9.6  Survival of Rights.

     The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 9.7  Settlement of Claims.

     The corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

Section 9.8  Effect of Amendment.

     Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

Section 9.9  Subrogation.

     In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

Section 9.10  No Duplication of Payments.

     The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

                                   ARTICLE X


                                    Notices

     Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, the same shall be given in any of the following ways: in writing, (i) timely and duly deposited in the United States Mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent, (ii) left with the stockholder personally, (iii) left at the residence or usual place of business of the stockholder, or (iv) published in any newspaper of general circulation in the county in which the principal office of the corporation is located, such notice to be published not less than two (2) times, on successive days, the first publication thereof to be not less than three (3) days nor more than ten
(10) days prior to the day assigned for the meeting. Any notice required to be given to any director may be given by any method hereinabove stated, or by telegram or other means of electronic transmission, except that such notice other than one which is delivered personally, shall be sent to such address or (in the case of facsimile telecommunication) facsimile telephone number as such director shall have filed in writing with the Secretary of the corporation, or, in the absence of such filing, to the last known post office address of such director. If no address of a stockholder or director be known, such notice may be sent to the office of the corporation required to be maintained pursuant to
Section 1.2 of Article I hereof. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by telegram or other means of electronic transmission shall be deemed to have been given as at the sending time recorded by the telegraph company or other electronic transmission equipment operator transmitting the same. It shall not be necessary that the same method of giving be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such a stockholder or such director to receive such notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

                                  ARTICLE XI


                                  Fiscal Year

     The fiscal year of the corporation shall be such as may from time to time be established by the Board of Directors.

                                  ARTICLE XII


                                  Amendments

     These Bylaws may be repealed, altered or amended or new Bylaws adopted by written consent of stockholders in the manner authorized by Section 2.11 of
Article II, or at any meeting of the stockholders, either annual or special, by the affirmative vote of a majority of the stock entitled to vote at such meeting, unless a larger vote is required by these Bylaws or the Certificate of Incorporation. The Board of Directors shall also have the authority to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such Bylaws and provided that the Board of Directors shall not make or alter any Bylaws fixing the qualifications, classifications, or term of office of directors.

     Notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of the capital stock required by law or by these Bylaws, the affirmative vote of at least two-thirds (2/3) of the combined voting power of all of the then outstanding shares of the Corporation entitled to vote shall be required to alter, amend or repeal Article II, Section 2.11 of the Bylaws or this Article XII or any provision thereof, or to add or amend any other Bylaw in order to change or nullify the effect of such provisions, unless such amendment shall be approved by a majority of the directors of the Corporation, not affiliated or associated with any person or entity holding (or which has announced an intent to obtain) 10% or more of the voting power of the Corporation's outstanding capital stock.

                           CERTIFICATE OF SECRETARY



         The undersigned, Secretary of Cheap Tickets, Inc., a Delaware corporation, hereby certifies that the foregoing is a full, true and correct copy of the Bylaws of said corporation, with all amendments to date of this Certificate.

         WITNESS the signature of the undersigned and the seal of the Corporation this _____ day of ________________, 1999.



                                   -------------------------------------
                                     [NAME], Secretary